UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) November 1, 2000

                        ULTIMATE FRANCHISE SYSTEMS, INC.
                       ----------------------------------
                 (Name of Small Business issuer in its charter)

           COLORADO                   0-23545                 84-1317674
           --------                   -------                 ----------
(State or other jurisdiction of  (Commission File No.)       (IRS Employer
incorporation or organization)                             Identification No.)

                             2101 W. State Road 434
                                    Suite 100
                               Longwood, FL 32779
                             ---------------------
                    (Address of principal executive offices)

                                 (407) 682-6363
                              --------------------
                         (Registrant's telephone number)

                             Jreck Subs Group, Inc.
                            ------------------------
                           (Registrant's Former Name)

Item 4. Changes in Registrant's Certifying Accountant.

         (a) Effective October 24, 2000 the Company appointed Berman, Hopkins, Wright and LaHam, CPA's, LLP as independent accountants for the fiscal year ended September 30, 2000. The decision to dismiss Pender Newkirk & Company was approved by the audit committee acting pursuant to the authority delegated by the Company's Board of Directors.

         Pender Newkirk & Company's report on the consolidated financial of Ultimate Franchise Systems, Inc. (formerly JRECK Subs Group, Inc.) as of and for the nine months ended September 30, 1999 contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the nine months ended September 30, 1999 and in the subsequent interim period to the date hereof, there were no disagreements between Ultimate Franchise Systems, Inc. and Pender Newkirk & Company on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Pender Newkirk & Company would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

         The Company has provided Pender Newkirk & Company, prior to the filing of the Form 8-K with the Commission, a copy of the disclosures made in this Item 4(a).

         (b) Effective October 24, 2000 the Company engaged Berman, Hopkins, Wright and LaHam, CPA's, LLP as its new independent accountants to audit the Company's financial statements. During the period that Pender Newkirk & Company served as independent auditor, including all the interim periods, the Company (or someone on its behalf) never consulted Berman, Hopkins, Wright and LaHam, CPA's, LLP regarding any matter.

Item 7. Exhibits.

        Exhibit No.                     Description

          16.1 Letter from Pender Newkirk & Company to the Securities and Exchange Commission

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

                                   SIGNATURES

In accordance with all the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             Ultimate Franchise Systems, Inc.
                                             ---------------------------------
                                             (Registrant)


                                       President &
11/01/00  Christopher M. Swartz   Duly Authorized Officer  Christopher M. Swartz
--------  ---------------------   -----------------------  -------------------
 Date         Print Name                 Title                    Signature


                                  Chief Financial Officer
11/01/00   Michael F. Cronin   Principal Accounting Officer   Michael F. Cronin
--------   -----------------   ----------------------------   ----------------
 Date         Print Name                 Title                    Signature

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